General
California Municipal
Bond Fund, Inc.


SEMIANNUAL REPORT March 31, 2002

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California

                                                      Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for General California Municipal Bond Fund, Inc., covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, the municipal bond market has given back a portion of the gains achieved during its 2001 rally.

Indeed, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did General California Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended March 31, 2002, the fund achieved a total return of -1.36%.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 0.33% for the same period.(2) Additionally, the fund is reported in the Lipper California Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was -1.11%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's performance to market weakness late in the reporting period, which effectively offset earlier gains. In addition, the fund was hurt by its holdings of airport and airline bonds, which were hard-hit in the wake of the September 11 terrorist attacks.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California state income taxes to the extent consistent with the preservation of capital.

To achieve this objective, we have constructed a portfolio designed to seek a consistently high income stream. We find such income opportunities through rigorous analysis of individual bond structures, paying particularly close attention to each bond' s yield, maturity and early redemption features. As a result, the fund is generally composed primarily of revenue bonds backed by the income generated from projects such as toll roads, transportation facilities, housing projects, hospitals and other issuers throughout California.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Over time, some high yielding bonds within the portfolio have matured or been redeemed by their issuers. We have generally attempted to replace these bonds with securities that offer higher than average income payments. This strategy is designed to help maximize income. We also look to upgrade the portfolio with bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell bonds that are close to redemption or maturity, a strategy intended to protect the fund's net asset value. In addition, we conduct extensive credit analysis of our holdings in an attempt to avoid potential credit-rating downgrades.

What other factors influenced the fund's performance?

During the first half of the reporting period, the fund benefited from falling interest rates. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Federal Reserve Board (the "Fed") continued to reduce short-term interest rates during the fourth quarter of 2001, taking the benchmark federal funds rate down to its lowest level in 40 years. As a result, municipal bond yields generally continued to fall, and prices rose.

In March, however, the Fed shifted from its accommodative monetary policy to a neutral stance, primarily in response to evidence that the U.S. economy had begun to recover. Many fixed-income investors interpreted this shift as a signal that the Fed's next moves would be toward higher interest rates. While we do not expect any rate hikes in the immediate future, these expectations were nonetheless factored into municipal bond prices, which fell sharply and erased earlier gains.

Throughout the reporting period, we maintained a defensive stance because of the deterioration of the California economy in the wake of the state's energy crisis earlier in 2001. Our relatively cautious approach included maintaining the fund's average duration -- a measure of sensitivity to changing interest rates -- within the neutral range, a position designed to avoid the brunt of potential market declines without unduly sacrificing income. We also focused on issuers that we believed were able to withstand economic weakness, including a number of local governments.

Nonetheless, the fund's performance suffered in the wake of the September 11 terrorist attacks when prices of airport and airline bonds fell sharply amid widespread travel fears. Although these holdings have since rebounded, they have not yet reached pre-attack levels. We have continued to hold these securities because it makes little sense to sell them at depressed prices. They are backed by valuable assets, namely, terminal facilities at major California airports. We believe that these hard-hit bonds will recover over time. In the meantime, they continue to pay attractive levels of current income.

What is the fund's current strategy?

We have continued to maintain a relatively defensive stance, emphasizing income-oriented bonds selling at a modest premium to their face values. These "cushion bonds" typically maintain more of their value during market declines than other types of tax-exempt securities. In addition, we have been careful to focus on issuers that, in our opinion, enjoy high levels of credit quality. Of course, we are prepared to change the fund's composition as market conditions evolve.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.3%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--90.7%

ABAG Finance Authority, Nonprofit Corporations

   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                             5,000,000                4,984,100

Alameda County, COP (Various Financing Projects)

   6%, 9/1/2021 (Insured; MBIA, Prerefunded 9/1/2006)                                         2,880,000  (a)           3,239,942

Allan Hancock Joint Community College District, COP

   7.625%, 10/1/2005                                                                            755,000                  777,129

Anaheim Public Financing Authority,

  LR (Public Improvements Project)

      Zero Coupon, 9/1/2019 (Insured; FSA)                                                    6,310,000                2,364,546

   Tax Allocation Revenue

      6.45%, 12/28/2018 (Insured; MBIA)                                                       6,000,000                6,695,400

California Veterans 5.65%, 12/1/2024                                                          3,000,000                2,950,800

California Department of Veterans Affairs

   Home Purchase Revenue 5.50%, 12/1/2019                                                     2,355,000                2,335,100

California Educational Facilities Authority, Revenue:

   (College & University Projects) 5.625%, 7/1/2023                                           1,275,000                1,173,395

   (Stanford University) 5%, 12/1/2023                                                        2,000,000                1,944,420

California Health Facilities Financing Authority

  Revenue:

    (Cedars-Sinai):

         6.125%, 12/1/2030                                                                    2,000,000                2,071,880

         6.25%, 12/1/2034                                                                     4,250,000                4,439,168

      (Sutter Health) 6.25%, 8/15/2035                                                        2,250,000                2,319,818

      (Walden House) 6.85%, 3/1/2022                                                          3,225,000                3,299,401

California Housing Finance Agency:

  MFHR

      6.15%, 8/1/2022 (Insured; AMBAC)                                                        1,845,000                1,901,346

   SFMR:

      6%, 8/1/2016 (Insured; MBIA)                                                            2,000,000                2,080,460

      6.375%, 8/1/2027                                                                        2,250,000                2,347,290

California Pollution Control Financing Authority, PCR

   9.896%, 6/1/2014                                                                           4,500,000  (b,c)         5,576,310

   (Southern California Edison Co.) 7%, 3/1/2005                                              3,000,000                2,999,850

California Statewide Communities Development Authority:

  COP:

    (Catholic Healthcare West)

         6.50%, 7/1/2020                                                                      3,500,000                3,620,015

      (Motion Picture & Television Fund)

         6.45%, 1/1/2022 (Insured; AMBAC)                                                     3,200,000                3,291,040

   Special Facilities LR (United Airlines, Inc.):

      5.70%, 10/1/2033                                                                        8,570,000                5,398,929

      5.625%, 10/1/2034                                                                       5,590,000                3,423,931

      6.25%, 10/1/2035                                                                        3,000,000                1,830,000


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Capistrano Unified School District (Ladera)

   5.75%, 9/1/2029                                                                            4,000,000                3,863,440

Castaic Lake Water Agency, COP, Revenue

  (Water System Improvement Project)

   Zero Coupon, 8/1/2027                                                                     10,000,000                2,312,700

Central Joint Powers Health Financing Authority, COP

   (Community Hospitals of Central California) 6%, 2/1/2030                                   1,000,000                1,004,700

Contra Costa County, Mortgage Revenue (Cedar Pointe)

   6.15%, 9/1/2025 (Insured; FHA)                                                             2,955,000                3,035,790

Contra Costa County Public Finance Authority, Tax

   Allocation Revenue (Pleasant Hill ) 5.45%, 8/1/2028                                        3,000,000                2,927,250

Del Mar Race Track Authority, Revenue 6.20%, 8/15/2011                                        2,000,000                2,109,620

Fremont Union High School District:

   5.25%, 9/1/2022 (Insured; FGIC)                                                            3,400,000                3,407,888

   5.25%, 9/1/2023 (Insured; FGIC)                                                            4,000,000                4,001,160

Fontana Redevelopment Agency, Tax Allocation

  (Jurupa Hills Redevelopment Project)

   5.50%, 10/1/2019                                                                           3,500,000                3,413,620

Inglewood Redevelopment Agency, Tax Allocation Revenue

   (Merged Redevelopment)
   5.25%, 5/1/2023 (Insured; AMBAC)                                                           2,510,000                2,550,035

Loma Linda, HR (Loma Linda University Medical

   Center Project) 6%, 12/1/2023                                                              2,900,000                2,578,622

Los Angeles Community College District

   5.50%, 8/1/2015 (Insured; MBIA)                                                            5,000,000                5,305,100

Los Angeles Department of Water & Power,
   Power System Revenue

   5.25%, 7/1/2018 (Insured; FSA)                                                             8,000,000                8,113,520

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project Number 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                           20,400,000               23,536,092

Orange County Community Facilities District, Special Tax

   (Ladera Ranch) 6.25%, 8/15/2030                                                            1,600,000                1,623,776

Pomona Redevelopment Agency, Tax Allocation

   (West Holt Avenue) 5.50%, 5/1/2032                                                         3,000,000                2,805,060

Port Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Limited)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            3,000,000                3,028,230

Rancho Cucamonga Redevelopment Agency

  (Tax Allocation Rancho Redevelopment)

   5.375%, 9/1/2025 (Insured; MBIA)                                                           5,485,000                5,542,538

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Sacramento City Financing Authority, Revenue:

   8.019%, 12/1/2013 (Insured; AMBAC)                                                         2,335,000  (b)           2,677,101

   8.019%, 12/1/2014 (Insured; AMBAC)                                                         2,000,000  (b)           2,277,520

Sacramento County (Community Facilities District No. 1)

   5.70%, 12/1/2020                                                                           2,250,000                2,201,513

Sacramento County Sanitation District
   Financing Authority, Revenue
   5.50%, 12/1/2016 (Insured; AMBAC)                                                          2,830,000                3,041,401

Sacramento Municipal Utility District, Electric Revenue

   9.645%, 11/15/2015 (Insured; MBIA)                                                         3,000,000  (b,c)         3,247,500

San Francisco City and County Airports Commission

  International Airport Revenue

   5.90%, 5/1/2026                                                                            9,385,000                9,566,318

San Joaquin Hills Transportation Corridor Agency

  Toll Road Revenue:

      Zero Coupon, 1/1/2010                                                                   5,000,000                3,514,800

      Zero Coupon, 1/15/2032 (Insured; MBIA)                                                 10,000,000                1,755,500

Santa Clara Redevelopment Agency, Tax Allocation

   (Bayshore North Project) 5.25%, 6/1/2018                                                   2,865,000                2,909,607

Stockton, Health Facilities Revenue

   (Dameron Hospital Association) 5.70%, 12/1/2014                                            1,000,000                1,018,560

Turlock, COP, Health Facilities Revenue

   (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023                                           6,000,000                5,843,760

West Covina Redevelopment Agency, Special Tax

  (Community Facilities District--Fashion Plaza):

      6%, 9/1/2017                                                                            6,000,000                6,548,040

      6%, 9/1/2022                                                                            8,325,000                9,073,751

Yolo County Housing Authority, Mortgage Revenue

  (Walnut Park Apartments)

   7.20%, 8/1/2033 (Insured; FHA)                                                             4,150,000                4,290,352

U. S. RELATED--6.6%

Commonwealth of Puerto Rico, Public Improvement

   5.25%, 7/1/2017 (Insured; FSA)                                                             4,000,000                4,195,040

Puerto Rico Highway & Transportation Authority,

  Transportation Revenue

   6%, 7/1/2039 (Prerefunded 7/1/2010)                                                        2,000,000  (a)           2,263,820

Puerto Rico Infrastructure Financing Authority:

   5.375%, 10/1/2024                                                                          3,750,000                3,817,012

   5.50%, 10/1/2040                                                                           5,000,000                5,120,800

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $221,887,269)                                                                                               225,585,806


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.3%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

California Health Facilities Financing Authority, HR, VRDN

   (Adventist) 1.3%                                                                           1,100,000  (d)           1,100,000

Irvine Improvement Bond Act 1915, Limited Obligation, VRDN

  (Assessment District No. 93-14)

   1.25% (LOC; Bank of America, N.A.)                                                         1,000,000  (d)           1,000,000

Newport Beach, Revenue, VRDN (Hoag Memorial Hospital)

   1.35%                                                                                      1,000,000  (d)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,100,000)                                                                                                   3,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $224,987,269)                                                             98.6%              228,685,806

CASH AND RECEIVABLES (NET)                                                                         1.4%                3,142,569

NET ASSETS                                                                                       100.0%              231,828,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations


AMBAC                     American Municipal Bond                          LR                        Lease Revenue
                             Assurance Corporation

COP                       Certificate of Participation                     MBIA                      Municipal Bond Investors
                                                                                                        Assurance Insurance
FGIC                      Financial Guaranty Insurance                                                   Corporation
                             Company

FHA                       Federal Housing Administration                   MFHR                      Multi-Family Housing Revenue

FSA                       Financial Security Assurance                     PCR                       Pollution Control Revenue

HR                        Hospital Revenue                                 SFMR                      Single Family Mortgage Revenue

LOC                       Letter of Credit                                 VRDN                      Variable Rate Demand Notes





Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              53.1

AA                               Aa                              AA                                               10.2

A                                A                               A                                                13.0

BBB                              Baa                             BBB                                              10.3

BB                               Ba                              BB                                                3.0

B                                B                               B                                                 3.9

CCC                              Caa                             CCC                                                .8

F-1+ & F-1                       MIG1, VMIG1 & P1                SP1 & A1                                          1.4

Not Rated( e)                    Not Rated( e)                   Not Rated( e)                                     4.3

                                                                                                                 100.0



(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2002, THESE SECURITIES AMOUNTED TO $8,823,810 OR 3.8% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           224,987,269   228,685,806

Interest receivable                                                   3,448,533

Receivable for shares of Common Stock subscribed                             50

Prepaid expenses                                                          8,739

                                                                    232,143,128
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           122,426

Cash overdraft due to Custodian                                         145,336

Accrued expenses                                                         46,991

                                                                        314,753
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      231,828,375
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     230,013,614

Accumulated undistributed investment income--net                        153,026

Accumulated net realized gain (loss) on investments                 (2,036,802)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      3,698,537
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      231,828,375
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      18,125,629

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.79

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,591,943

EXPENSES:

Management fee--Note 3(a)                                              712,973

Shareholder servicing costs--Note 3(b)                                 111,038

Professional fees                                                       18,053

Custodian fees                                                          13,001

Registration fees                                                        7,286

Prospectus and shareholders' reports                                     6,774

Directors' fees and expenses--Note 3(c)                                  5,337

Loan commitment fees--Note 2                                             2,344

Miscellaneous                                                            7,512

TOTAL EXPENSES                                                         884,318

INVESTMENT INCOME--NET                                               5,707,625
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,539,130

Net unrealized appreciation (depreciation) on investments         (10,357,649)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,818,519)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (3,110,894)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2002          Year Ended
                                              (Unaudited)  September 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,707,625          11,937,462

Net realized gain (loss) on investments         1,539,130           2,179,780

Net unrealized appreciation (depreciation)
   on investments                             (10,357,649)          8,005,074

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (3,110,894)         22,122,316
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,662,501)        (11,906,470)

Net realized gain on investments                  (40,251)             (3,795)

TOTAL DIVIDENDS                                (5,702,752)        (11,910,265)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  13,597,283          35,305,481

Dividends reinvested                            3,958,141           8,317,162

Cost of shares redeemed                       (26,333,438)        (41,180,019)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  (8,778,014)          2,442,624

TOTAL INCREASE (DECREASE) IN NET ASSETS       (17,591,660)         12,654,675
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           249,420,035          236,765,360

END OF PERIOD                                 231,828,375          249,420,035

Undistributed investment income--net              153,026               63,625
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,045,234            2,693,243

Shares issued for dividends reinvested            304,496              634,151

Shares redeemed                                (2,012,537)          (3,133,836)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (662,807)             193,558

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund
FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended
                                             March 31, 2002                                  Year Ended September 30,
                                                                    ----------------------------------------------------------------

                                              (Unaudited)(a)        2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.28         12.73         12.61         13.91          13.51         13.35

Investment Operations:

Investment income--net                              .31(b)           .64           .65           .65            .67           .69

Net realized and unrealized
   gain (loss) on investments                        (.49)           .55           .17         (1.13)           .48           .41

Total from Investment Operations                     (.18)          1.19           .82          (.48)          1.15          1.10

Distributions:

Dividends from investment
   income--net                                       (.31)         (.64)         (.65)          (.65)         (.68)         (.70)

Dividends from net realized
   gain on investments                            (.00)(c)      (.00)(c)         (.05)          (.17)         (.07)         (.24)

Total Distributions                                  (.31)         (.64)         (.70)          (.82)         (.75)         (.94)

Net asset value, end of period                       12.79        13.28         12.73          12.61         13.91         13.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (1.36)(d)         9.43          6.83          (3.62)         8.76          8.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            .74(e)           .73          .77            .78           .77           .76

Ratio of net investment income
   to average net assets                           4.80(e)          4.87         5.25           4.85          4.91          5.15

Portfolio Turnover Rate                            7.36(d)         29.83        47.12          51.80         63.60         90.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     231,828       249,420      236,765        258,586       296,010       291,545


(A) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAT $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.79% TO 4.80%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General California Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,124 during the period ended March 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $3,583,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. If not applied, $1,715,000 of the carryover expires in fiscal 2008 and $1,868,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2002, the fund was charged $62,868 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $38,276 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2002, redemption fees charged and retained by the fund amounted to $736.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $25,960,652 and $16,466,502, respectively.

At March 31, 2002, accumulated net unrealized appreciation on investments was $3,698,537, consisting of $11,097,615 gross unrealized appreciation and $7,399,078 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Change in Accounting Principle:

As required, effective October 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the portfolio amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $44,277 increase in accumulated undistributed investment income-net and a corresponding $44,277 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on September 30, 2001.

The effect of this change for the period ended March 31, 2002 was to increase net investment income by $12,896, and decrease net unrealized appreciation (depreciation) by $12,896. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                                                           For More Information

                        General California Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  131SA0302